SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER THAN
                                                THE REGISTRANT [  ]

     ----------------------------------------------------------------------

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ] Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[   ] Definitive Additional Materials

                                LEND LEASE FUNDS

     ----------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:_________

(2)   Aggregate number of securities to which transaction applies:____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 ------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:________________________

(5)   Total fee paid:_________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:_________________________________________________

(2)   Form, Schedule or Registration Statement No.:___________________________

(3)   Filing Party:___________________________________________________________

(4)   Date Filed:_____________________________________________________________

                                                                PRELIMINARY COPY

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                                   A Series of
                                LEND LEASE FUNDS
                        803 West Michigan Street, Suite A
                            Milwaukee, WI 53233-2301

                             --------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

                         To Be Held on December 12, 2002

                             --------------------

A Special Meeting of Shareholders (the "Special Meeting") of Lend Lease U.S. Real Estate Securities Fund (the "Fund"), a series of Lend Lease Funds (the "Trust"), will be held at the office of Lend Lease Rosen Real Estate Securities LLC located at 1995 University Ave., Suite 550, Berkeley, CA 94704 on December 12, 2002, at 9:30 a.m. local time for the following purposes:

1. To approve a new investment subadvisory agreement among the Trust, Lend Lease Real Estate Investments, Inc. and Lend Lease Rosen Real Estate Securities LLC with respect to the Fund; and

2. To consider and approve the election of the Trustees of the Trust. Nominated for election are:

            William J. Klipp
            Scott A. MacKillop
            Kevin Malone
            Fred N. Pratt
            Michael A. Torres

3. To ratify the appointment of PricewaterhouseCoopers, LLC as independent public accountants for the Trust; and

4. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The Board of Trustees of the Trust has fixed the close of business on [October 31, 2002] as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By Order of the Board of Trustees
Michael A. Torres, President
Berkeley, CA


                             YOUR VOTE IS IMPORTANT

You can help the Fund avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed proxy. If you are unable to be present in person, please mark, date, sign and return the enclosed proxy. The enclosed envelope requires no postage if mailed in the United States.

                                                                PRELIMINARY COPY

                 LEND LEASE U.S. REAL ESTATE SECURITIES FUND

                                   A Series Of
                                LEND LEASE FUNDS
                        803 West Michigan Street, Suite A
                            Milwaukee, WI 53233-2301
                             --------------------

                                 PROXY STATEMENT
                             --------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Lend Lease Funds (the "Trust") to be used at a Special Meeting of Shareholders (the "Special Meeting") of Lend Lease U.S. Real Estate Securities Fund (the "Fund") to be held at the office of Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen") located at 1995 University Ave., Suite 550, Berkeley, California 94704 on December 12, 2002, at 9:30 a.m. local time for the following purposes and at any adjournments of the Special Meeting.

1. To approve a new investment subadvisory agreement among the Trust, Lend Lease Real Estate Investments, Inc. ("LLREI"), and Lend Lease Rosen with respect to the Fund ("Proposal 1"); and

2. To consider and approve the election of the Trustees of the Trust ("Proposal 2"). Nominated for election are:

            William J. Klipp
            Scott A. MacKillop
            Kevin Malone
            Fred N. Pratt
            Michael A. Torres

3. To ratify the appointment of PricewaterhouseCoopers, LLC as independent public accountants for the Trust ("Proposal 3"); and

4. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

QUORUM AND VOTING

Shareholders of record at the close of business on [October 31, 2002] (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and all adjournments thereof. As of that date, there was a total of [________] shares of the Fund issued and outstanding. Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy are first being mailed on or about [November 7, 2002], to shareholders as of the record date.

You may vote in person at the Special Meeting or by mail using the enclosed proxy card. To vote by mail, date and sign the enclosed proxy card, and return it in the enclosed postage-paid envelope.

Any shareholder giving a proxy may revoke it at any time prior to its use. A shareholder may change a proxy by (1) written notice of revocation received by the Trust, (2) returning to the Trust a properly executed later dated proxy or
(3) attending the Special Meeting and voting in person. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked on the voting instruction form, the shares represented by the proxy will be voted FOR all the proposals. The proxy grants discretion to the persons named thereon, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board of Trustees does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes for matters required by the Investment Company Act of 1940, as amended (the "1940 Act") to be approved by a "majority of the outstanding voting securities" of the funds. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

How is this proxy statement being solicited?

The Board of Trustees expects to make this solicitation primarily by mail. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement will be borne by LLREI, the Fund's investment adviser.

Additional Information About the Fund.

The financial statements of the Fund for the fiscal year ended January 31, 2002 are included in the Trust's annual report for the year ended January 31, 2002, which has been previously sent to shareholders. The financial statements for the Fund for the six months ended July 31, 2002 are included in the Trust's semi-annual report for the six months ended July 31, 2002, which has been previously sent to shareholders.
THE TRUST WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF SUCH REPORTS. A SHAREHOLDER MAY OBTAIN A COPY OF SUCH REPORTS BY WRITING TO LEND LEASE FUNDS, 803 W. MICHIGAN ST., STE. A, MILWAUKEE, WISCONSIN, 53233 OR
BY CALLING TOLL FREE (877) 563-5327.

As of September 30, 2002, the nominees and the officers of the Trust, as a group, were record and beneficial owners of less than 1% of the outstanding shares of the Fund, and the following persons or entities were the beneficial record owners of 5% or more of the shares of a class of the Fund:


                                          % of
                                       Outstanding               Nature of
                          Number of     Shares in                Beneficial
      Shareholder        Shares Owned     Class      Class       Ownership

Lend Lease Real Estate
Investments
3424 Peachtree Rd., NE,                                      Sole voting power
Suite 800                                                    and sole
Atlanta, GA 30326         59,033.735     12.54%     Y Class  investment power

Lend Lease Real Estate
Investments
3424 Peachtree Rd., NE,                                      Sole voting power
Suite 800                                                    and sole
Atlanta, GA 30326         58,060.234      5.21%     K Class  investment power

Lend Lease International
1995 University Ave.,                                        Sole voting power
Suite 550                                                    and sole
Berkeley, CA 94704       946,364.722     84.93%     K Class  investment power


PROPOSAL NO. 1-APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE TRUST, LLREI, AND LEND LEASE ROSEN WITH RESPECT TO THE FUND.

Shareholders of the Fund are being asked to approve a new investment subadvisory agreement among the Trust, LLREI and Lend Lease Rosen (the "Proposed Agreement"). The form of the Proposed Agreement is attached as Exhibit A to this Proxy Statement. LLREI serves as investment adviser to the Fund. The address of LLREI is 3424 Peachtree Rd., NE, Suite 800, Atlanta, GA 30326. Lend Lease Rosen serves as the Fund's subadviser. The address of Lend Lease Rosen is 1995 University Ave., Suite 550, Berkeley, CA 94704.

Why are shareholders being asked to approve a new investment subadvisory agreement?

When the original investment subadvisory agreement among the Trust, LLREI, and Lend Lease Rosen (the "Prior Agreement") was approved, prior to the Fund's inception, Lend Lease Rosen was 50% owned by LLREI and 50% owned by Rosen Financial Services II ("RFS II"). RFS II is jointly owned by Kenneth Rosen and Michael Torres. Michael Torres is President and a Trustee of the Trust and serves as the Fund's portfolio manager. On August 1, 2002, LLREI increased its ownership stake in Lend Lease Rosen to 74.9% and on October 15, 2002, to 77.5%, in each case by purchasing interests in Lend Lease Rosen from RFS II. Aggregate consideration paid to RFS II was $14,575,000. The October 15, 2002 purchase caused the Prior Agreement to terminate automatically. In order to avoid disruption of the Fund's investment management program, the Board of Trustees, in accordance with Rule 15a-4 under the 1940 Act, approved the Proposed Agreement as an interim contract for the 150-day period following October 15, 2002. The Proposed Contract will terminate automatically on March 14, 2003 (the end of the 150-day period) unless it is approved by shareholders of the Fund prior to that date.

How does the Proposed Agreement differ from the Prior Agreement?

The Proposed Agreement is substantially identical to the Prior Agreement. There are no changes in the scope of services being provided. The fees payable to Lend Lease Rosen under the Proposed Agreement are the same as the fees payable under the Prior Agreement.

The Proposed Agreement also includes certain provisions required under Rule 15a-4 that apply only while the Proposed Agreement is serving as an interim contract. During this period, investment management fees due Lend Lease Rosen will be held in an interest-bearing escrow account. If the Proposed Agreement is approved by shareholders, the escrowed funds, including interest, will be paid to Lend Lease Rosen. If the Proposed Agreement is not approved, Lend Lease Rosen will be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account plus interest.

What matters were considered by the Board in recommending the new subadvisory agreement?

On August 20, 2002, the Board of Trustees, including the Trustees who are not "interested persons" of LLREI, Lend Lease Rosen, or the Fund ("Independent Trustees"), unanimously voted to approve the Proposed Agreement. In approving the Proposed Agreement, the Board of Trustees noted Lend Lease Rosen's and LLREI's assurances that the change of ownership would not affect the investment approach or operations of Lend Lease Rosen and that no material changes in the organization and personnel with day-to-day responsibility for the Fund's portfolio management are expected as a result of the transaction. The Board considered the fact that both Mr. Rosen and Mr. Torres had been employees at will prior to the transaction, but entered into three year employment agreements as part of the transaction. The Board also noted that the initial term of the Agreement would be such that the Proposed Agreement would be subject to annual review and approval by the Board beginning at its meeting in March 2003. This review will occur on the same schedule as applied to the Prior Agreement and the advisory agreement among the Trust and LLREI. The Board also noted that LLREI would be responsible for the expenses of the proxy solicitation. The Board also considered the performance of the Fund individually and relative to other mutual funds that focus on real estate securities such as real estate investment trusts ("REITs"). The Board was also presented with information regarding the Lend Lease Rosen personnel involved in the day-to-day activities of the Fund among other matters. After reviewing all of these factors, the Board unanimously approved the Proposed Agreement and directed that it be presented to shareholders of the Fund for approval.

When was the current agreement adopted?

The Proposed Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 20, 2002, effective October 15, 2002. If approved by shareholders, by its terms, the Proposed Agreement will continue in effect until October 15, 2003 and thereafter from year to year as long as it is approved annually by the Board (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Proposed Agreement must be approved by a majority of the Trust's independent Trustees. The Proposed Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment. The Prior Agreement was approved by the initial shareholder at the time of the Fund's inception, and it was last approved by the Trustees on March 21, 2002.

What are the investment advisory fees and the investment subadvisory fees for the Fund?

The investment advisory agreement between the Trust and LLREI provides that the Fund will pay LLREI a fee equal to 0.80% of average daily net assets. The investment subadvisory fees payable to Lend Lease Rosen under the Proposed Agreement are the same as those fees payable under the Prior Agreement which are equal to 0.40% of average daily net assets. During the fiscal year ended January 31, 2002, in accordance with the terms of a contractual arrangement to limit the Fund's expenses, LLREI and Lend Lease Rosen each waived their respective fees. LLREI and Lend Lease Rosen have contractually agreed to limit total annual Fund operating expenses of Class K and Class Y shares of the Fund to 1.25%, and 0.97% respectively through January 31, 2003, subject to later reimbursement by the Fund in certain circumstances. As noted above, any investment subadvisory fees paid under the Proposed Agreement will be held in escrow pending approval of the Proposed Agreement.

What services does Lend Lease Rosen provide under the Prior Agreement and Proposed Agreement?

Under the Prior Agreement and Proposed Agreement, Lend Lease Rosen provides an investment program for the Fund, makes investment decisions for the Fund and places all orders for the purchase and sale of portfolio securities and all other instruments. The activities of Lend Lease Rosen are subject to the supervision and control of the Trustees and LLREI.

There will be no change in the terms of the investment advisory agreement between the Fund and LLREI. LLREI will continue to have responsibility for oversight and review of Lend Lease Rosen's performance of its duties.

Other Funds Advised by Lend Lease Rosen

Shown below is information regarding registered investment companies with investment objectives similar to the Fund's for which Lend Lease Rosen provides investment advisory services (in each case pursuant to a subadvisory agreement).



 -------------------------------------------------------------------------
 Fund                          Average Net Assets   Ratio of Net
                               during the Fund's    Advisory Fees to
                               fiscal year ended    Average Net Assets
                               September 30, 2002   Paid to Lend Lease
                                                    Rosen
 -------------------------------------------------------------------------
 Assetmark Real Estate         $10,815,000          .40%
 Securities Fund
 -------------------------------------------------------------------------
 Fremont Real Estate           $27,521,000          .60%
 Securities Fund
 -------------------------------------------------------------------------


Lend Lease Rosen and its Parents.

Lend Lease Rosen is majority owned by LLREI which is a wholly-owned indirect subsidiary of Lend Lease Corporation Limited, an integrated real estate funds management and services company listed on the Australian and New Zealand stock exchanges and located at Level 46, Tower Building, Australia Square, Sydney, New South Wales 2000, Australia. Kenneth T. Rosen is Chairman of Lend Lease Rosen and Chairman of the Fisher Center for Real Estate and Urban Economics at the University of California Berkeley. Michael A. Torres is Chief Executive Officer and an investment adviser for Lend Lease Rosen. Jerrold Barag is a director of Lend Lease Rosen and Chief Investment Officer of LLREI. Richard F. Burns is a director of Lend Lease Rosen and Head of Marketing and Product Development of LLREI. David J. Ross is a director of Lend Lease Rosen and Global Chief Executive Officer of LLREI. The address for each executive officer and director of Lend Lease Rosen is 1995 University Ave., Suite 550, Berkeley, California, 94704.

Who are the Fund's administrator and underwriter?

UMB Fund Services, Inc. acts as administrator. UMB Distribution Services, LLC acts as principal underwriter and distributor. Both entities are located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301.

What is the voting requirement to approve the Proposed Agreement?

Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as such term is defined in the 1940 Act. For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Fund means (A) the vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (B) the vote of the holders of more than 50% of the outstanding shares of the Fund, which ever is less. Votes to abstain and broker non-votes will have the same effect as votes cast against the proposal.

RECOMMENDED SHAREHOLDER ACTION

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote FOR approval of the Proposed Agreement.

PROPOSAL NO. 2 -ELECTION OF THE TRUSTEES

At the Special Meeting, shareholders of the Fund will be asked to elect five individuals to constitute the Board of Trustees of the Fund. The Trustees provide broad supervision over the affairs of the Trust and the Fund. During the last full fiscal year the Board of Trustees met 4 times. The Board of Trustees of the Fund has no standing committees.

Except for Mr. Pratt, all nominees are currently Trustees. Mr. Klipp, Mr. Malone and Mr. Torres were elected to the Board by the initial shareholder prior to the Fund's inception. Mr. MacKillop was appointed to the Board of Trustees in March 2002 by the members constituting the Board of Trustees at that time. The nominees are listed below.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of all of the nominees unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Fund until (i) the Trust is terminated or (ii) such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he is willing to serve as Trustee, if elected. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend.

The nominees, their business addresses, principal occupations for the past five years and dates of birth are listed below.

Independent Nominees.


------------------------------------------------------------------------------------------
                      POSITION(s)                            NUMBER OF
                      HELD WITH                           PORTFOLIOS IN       OTHER
                       FUND AND                            FUND COMPLEX   DIRECTORSHIPS
   NAME, ADDRESS AND  LENGTH OF     PRINCIPAL OCCUPATIONS   OVERSEEN BY       HELD BY
        AGE          TIME SERVED    DURING PAST 5 YEARS      NOMINEE         TRUSTEE
------------------------------------------------------------------------------------------
William J. Klipp     Trustee      Private investor              1        Director of
1995 University      since 2000   (2000-present);                        Assetmark Funds
Avenue                            President and Chief
Suite 550                         Operating Officer,
Berkeley, CA 94704                Charles Schwab
DOB: 12/9/55                      Investment Management,
                                  Inc., an investment
                                  advisory firm
                                  (1995-1999); Executive
                                  Vice President, Schwab
                                  Funds(R)and Charles
                                  Schwab & Co., Inc., a
                                  financial services
                                  company (1995-1999).
------------------------------------------------------------------------------------------
Scott A. MacKillop   Trustee      President and                 1        None
1995 University      since 2002   Principal, Trivium
Avenue,                           Consulting, LLC,
Suite 550                         consultant to
Berkeley, CA 94704                financial services
DOB: 5/2/51                       organizations
                                  (2001-present);
                                  President (1999-2000),
                                  Executive Vice
                                  President and Chief
                                  Operating Officer
                                  (1997-1999), Portfolio
                                  Management
                                  Consultants, Inc.,
                                  consultant to
                                  financial advisers and
                                  institutions;
                                  President, ADAM
                                  Investment Services,
                                  Inc., consultant to
                                  financial advisers and
                                  institutions
                                  (1997-2000).
------------------------------------------------------------------------------------------
Kevin Malone         Trustee      President and Founder,        1        None
Greenrock Research,  since 2000   Greenrock Research,
LLC                               LLC (1996-present).
231 West 22nd Street
Oak Brook, IL 60523
DOB: 7/3/47
------------------------------------------------------------------------------------------



Interested Nominees.

--------------------------------------------------------------------------------------
                                                        NUMBER OF
                   POSITION(s)                         PORTFOLIOS
                    HELD WITH                            IN FUND          OTHER
                    FUND AND          PRINCIPAL          COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS     LENGTH OF    OCCUPATIONS DURING    OVERSEEN BY       HELD BY
     AND AGE       TIME SERVED      PAST 5 YEARS         NOMINEE         TRUSTEE
--------------------------------------------------------------------------------------
Fred N. Pratt, Jr.   Trustee      Chief Executive             1          Lend Lease Real
(a)                  (nominee)    Officer                                Estate
3424 Peachtree                    (2001-present),                        Investments,
Road NE                           President & Chief                      Inc. (U.S.)
Suite 800                         Operating Officer
Atlanta, GA 30326                 (2000-2001),
DOB:  12/21/44                    Principal
                                  (1999-2000) Lend
                                  Lease Real Estate
                                  Investments, Inc.,
                                  an institutional
                                  real estate and mortgage
                                  investments advisory
                                  firm; Chief Executive
                                  Officer (1997-1999),
                                  Boston Financial (acquired
                                  by Lend Lease Real
                                  Estate Investments, Inc.,
                                  November 3, 1999).
--------------------------------------------------------------------------------------
Michael A.           Trustee,     Chief Executive             1          Director of
Torres(b)            President    Officer, Lend Lease                    Manufactured
1995 University      since        Rosen Real Estate                      Home Communities
Avenue, Suite 550    September    Securities LLC, an                     Inc.(c)
Berkeley, CA         2002, Vice   investment advisory
94704                President    firm (1998-present);
DOB: 6/21/60         2000 -2002   President  ERE Rosen
                                  Real Estate
                                  Securities, L.L.C.,
                                  an investment
                                  advisory firm
                                  (1997-1998);
                                  Director, AMB Rosen
                                  Real Estate
                                  Securities, L.L.C.,
                                  an investment
                                  advisory firm
                                  (1995-1997).
--------------------------------------------------------------------------------------

(a) Mr. Pratt is an "interested person" of Lend Lease Funds within the meaning of the 1940 Act by virtue of his position with the Trust and his position with LLREI.

(b) Mr. Torres is an "interested person" of Lend Lease Funds within the meaning of the 1940 Act by virtue of his positions with the Trust and his position with Lend Lease Rosen.

(c) Manufactured Home Communities, Inc., is a REIT primarily in the business of owning, operating, leasing, developing, redeveloping and acquiring manufactured home communities; the Fund does not intend to purchase securities of Manufactured Home Communities, Inc. so long as Mr. Torres is a Director of the company.

Nominee Share Ownership.

---------------------------------------------------------------------------
                          Dollar Range of Equity   Aggregate Dollar Range
                          Securities in the Fund   of Equity Securities
                          Beneficially Owned as    in All Registered
                          of September 30, 2002    Investment Companies
                                                   Overseen by Trustee in
                                                   Family of Investment
                                                   Companies Beneficially
                                                   Owned as of September
                                                   30, 2002
---------------------------------------------------------------------------
Independent Nominees:

William J. Klipp                 $1-$10,000              $1-$10,000
Scott A. MacKillop               $1-$10,000              $1-$10,000
Kevin Malone                  $10,001-$50,000          $10,001-$50,000
---------------------------------------------------------------------------
Interested Nominees:

Fred N. Pratt                  Over $100,000            Over $100,000
Michael A. Torres             $10,001-$50,000          $10,001-$50,000
---------------------------------------------------------------------------

The Trustees of the Trust who are officers of LLREI or Lend Lease Rosen receive no remuneration from the Fund. Each of the other Trustees receives a $5,000 annual retainer, $1,000 per meeting attended and is reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Trustees for the fiscal year ended January 31, 2002.

                             COMPENSATION TABLE (a)

                                                        TOTAL COMPENSATION FROM
                                AGGREGATE COMPENSATION   FUND AND FUND COMPLEX
       NAME OF TRUSTEE              FROM THE FUND         (b) PAID TO TRUSTEES
       ---------------              -------------             ----------------

William J. Klipp                         $4,500                   $9,000
Scott A. MacKillop(c)                    $    0                   $    0
Kevin Malone                             $4,500                   $9,000
Michael A. Torres                        $    0                   $    0

(a) The Trust has not adopted any pension or retirement plans for the officers or Trustees of the Trust. Therefore, there have been no benefits accrued as part of Trust expenses nor are there estimated currently any annual benefits upon retirement.

(b)   The Fund Complex consists solely of the Fund.

(c) No compensation is shown for Mr. MacKillop because he was not a Trustee during the 2001 fiscal year.

As of September 30, 2002, none of the Independent Trustees owned securities beneficially of LLREI, Lend Lease Rosen, UMB Distribution Services, LLC ("UMB"), the Fund's principal underwriter, or any person directly or indirectly controlling, controlled by or under common control with LLREI, Lend Lease Rosen or UMB.

What is the voting requirement for the election of Trustees?

A plurality of votes cast in person or by proxy is sufficient to elect Trustees. Votes to abstain will have the same effect as votes against and broker non-votes will not have any effect.

PROPOSAL NO. 3 - RATIFICATION OR REJECTION OF THE SELECTION OF THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Trustees of the Fund, including all of the Independent Trustees, has selected PricewaterhouseCoopers, LLC ("PwC") to act as independent public accountants with respect to its financial statements for the current fiscal year and recommends that shareholders ratify such selection. PwC has served the Fund in this capacity since the Fund's inception and has no direct or indirect financial interest in the Fund. PwC's only interest in the Fund is to serve as independent auditors. PwC is not expected to be represented at the Special Meeting and have been given the opportunity to make a statement if they so desire. A representative of PwC will be available by telephone should the need for consultation arise.

Fund Related Fees.

Audit Fees. The Fund paid PwC $14,754 for professional services rendered for the audit of the Fund's annual financial statements for its most recent fiscal year ended January 31, 2002.

All Other Fees. PwC was paid $7,664 for all other services rendered to the Fund during the most recent fiscal year ended January 31, 2002.

Non-Fund Related Fees.

Audit Fees. PwC was paid $1,925,300 for professional services rendered for the audit of the annual financial statements of LLREI, and all entities controlling, controlled by, or under common control with LLREI that provide services to the Fund, during the Fund's most recent fiscal year ended January 31, 2002.

All Other Fees. PwC was paid $3,303,018 for all other services rendered to LLREI, and all entities controlling, controlled by or under common control with LLREI that provide services to the Fund, during the Fund's most recent fiscal year ended January 31, 2002.

The Board of Trustees has reviewed for the most recently completed fiscal year and will review, at least annually, whether PwC's receipt of non-audit fees from the Fund, and all entities controlling, controlled by, or under common control with LLREI that provide services to the Fund, is compatible with maintaining PwC's independence.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Board of Trustees does not know of any other matters to be considered at the Special Meeting other than those referred to above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.

EXECUTIVE OFFICERS OF THE TRUST

The executive officers of the Trust include Michael A. Torres, Mark A. Hoopes, Jon P. Kiekhofer, Gage R. Johnson and Patricia K. Styles. Additional information about Mr. Torres can be found in Proposal 2. Additional information about other executive officers of the Trust can be found in the following table.

The President, Treasurer and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President and Assistant Secretary hold office at the pleasure of the Trustees. Correspondence intended for each executive officer may be sent to their respective address as set forth in the following table.

--------------------------------------------------------------------------------
                           POSITION(s)
                            HELD WITH
                            FUND AND
                            LENGTH OF     PRINCIPAL OCCUPATIONS DURING PAST 5
  NAME, ADDRESS AND AGE    TIME SERVED                   YEARS
--------------------------------------------------------------------------------
Mark A. Hoopes            Vice          Principal (2002 - present); Vice
1995 University Avenue,   President,    President (2000 - 2002), Lend Lease
Suite 550                 Assistant     Real Estate Investments, Inc.
Berkeley, CA 94704        Treasurer     (2000-present); Account Director,
DOB: 3/31/64              since 2000    Mutual Fund Services Division, SEI
                                        Investments, Inc. (1994-2000).
--------------------------------------------------------------------------------
Jon P. Kiekhofer          Treasurer     Administration Services Manager
803 West Michigan         since 2000    (1999-present), Senior Financial
Street, Suite A                         Analyst (1995-1999), Financial Analyst
Milwaukee, WI 53233                     (1994-1995) - UMB Fund Services, Inc.
DOB: 12/20/58
--------------------------------------------------------------------------------
Gage R. Johnson           Secretary     General Counsel (2001-present), Chief
Monarch Tower             since 2000    Counsel (2000-2001), Principal
3424 Peachtree Road,                    (1999-present), Senior Vice President
N.E., Suite 800                         - Legal Department (1999), Vice
Atlanta, GA 30326                       President - Legal Department (1998),
DOB: 11/28/61                           Lend Lease Real Estate Investments,
                                        Inc.; Of Counsel, Real Estate
                                        Department - Paul, Hastings, Janofsky
                                        & Walker LLP, a private law firm
                                        (1994-1998).
--------------------------------------------------------------------------------
Patricia K. Styles        Assistant     Blue Sky and Client Development
803 West Michigan         Secretary     Manager (1999-present), Blue Sky
Street, Suite A           since 2000    Supervisor (1996-1999), Senior
Milwaukee, WI 53233                     Compliance Analyst (1995-1996),
DOB: 3/9/58                             Compliance Analyst (1994-1995) - UMB
                                        Fund Services, Inc.
--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, at Lend Lease Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301.

WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

[November 7, 2002]

                                                                PRELIMINARY COPY

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                                   A SERIES OF
                                LEND LEASE FUNDS
                        803 WEST MICHIGAN STREET, SUITE A
                            MILWAUKEE, WI 53233-2301

                              --------------------


                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                        TO BE HELD ON [DECEMBER 12, 2002]

                              --------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                    THE BOARD OF TRUSTEES OF LEND LEASE FUNDS


The undersigned shareholder(s) of Lend Lease U.S. Real Estate Securities Fund (the "Fund") appoints Mark A. Hoopes and Jon P. Kiekhofer, or either of them, true and lawful proxies, with power of substitution, to vote all shares which the undersigned is entitled to vote at the Special Meeting of shareholders (the "Special Meeting") to be held at 1995 University Ave., Suite 550, Berkeley, California, 94704 on December 12, 2002 at 9:30 a.m., local time, and at any and all adjournments or postponements thereof. Receipt of the Notice of the Special Meeting and the Proxy Statement with respect thereto is hereby acknowledged.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Note: Please sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. Corporate proxies should be signed by an authorized officer. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.



      ------------------------------------
      Shareholder Signature


      ------------------------------------
      Co-owner Signature


      ------------------------------------
      Date


               BE SURE TO VOTE YOUR SHARES ON THE REVERSE SIDE

                                                                PRELIMINARY COPY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  Example [X]

                                    FOR          AGAINST        ABSTAIN
1.     To approve a new             [ ]            [ ]            [ ]
       investment subadvisory
       agreement among Lend
       Lease Real Estate
       Investments, Inc., Lend
       Lease Funds and Lend
       Lease Rosen Real Estate
       Securities LLC with
       respect to Lend Lease
       U.S. Real Estate
       Securities Fund.

                                    FOR      FOR ALL EXCEPT     WITHHOLD
2.    To approve the election       [ ]            [ ]            [ ]
      of all the following
      Trustees:
      William J. Klipp
      Scott A. MacKillop
      Kevin Malone
      Fred N. Pratt
      Michael A. Torres

NOTE: If you do not wish shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) for whom you do not wish your shares to be voted. Your shares will be voted for the remaining nominee(s).

                                    FOR          AGAINST        ABSTAIN
3.    To ratify the                 [ ]            [ ]            [ ]
      appointment of
      PricewaterhouseCoopers,
      LLC as independent public
      accountants for Lend
      Lease Funds.


4.    In the discretion of the
      proxies, on such other
      matter as may properly
      come before the meeting
      and any adjournment
      thereof.


             PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.